SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant [X]

Filed by Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

JF China Region Fund, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)

Title of each class of securities to which transaction applies: ___________________________

(2)

Aggregate number of securities to which transaction applies: ____________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:_________________________________________

(5)

Total fee paid:_______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:______________________________________________________________

(2)

Form, Schedule or Registration Statement No.:_____________________________________________

(3)

Filing Party: ________________________________________________________________________

(4)

Date Filed: _________________________________________________________________________

JF CHINA REGION FUND, INC.

April 25, 2011

Dear Stockholder:

This letter is being mailed to you in addition to the materials you have already received.  The April 15, 2011, Notice of Annual Meeting of Stockholders contained a reference to the availability of proxy materials on the Internet.  Please disregard the aforementioned Internet link, and use the following to access materials www.jfchinaregion.com/proxystatement.pdf.

Yours faithfully,

/s/Christopher D. Legg

Secretary

JF China Region Fund, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the nominee listed in Proposal 1 and FOR Proposal 2.

1. Nominee:	For	Withhold

01 - Julian M.I. Reid	☐	☐	+

	For	Withhold

2. Amendment to the Fund’s Investment Policies —	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date, and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 12, 2011.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — JF China Region Fund, Inc.

Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the “Fund”) hereby appoints Lori O’Brien and Charles Daly the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 12, 2011, at 10:00 a.m., at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 15th, 2011, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominee as director and will be voted FOR the amendment to the Fund’s Investment Policies and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.